UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 11, 2006


                            VIISAGE TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                         000-21559             04-3320515
(State or other jurisdiction of    (Commission file number)   (I.R.S. employer
         incorporation)                                      identification no.)



                296 CONCORD ROAD, BILLERICA, MASSACHUSETTS 01821
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (978) 932-2200

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))














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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          On August 16, 2006, Viisage Technology, Inc. (the "Company") entered into a Credit Agreement (the "Credit Agreement") by and between the Company and Bank of America, N.A. (the "Bank"). The Credit Agreement permits the Company to borrow up to $25,000,000, subject to certain financial covenants which may restrict the amounts borrowed. Any amounts borrowed under the Credit Agreement bear interest at the rate of (i) the higher of the Federal Funds Rate plus 0.50% and the Bank's prime rate, plus 0.75% with respect to base rate loans and and
(ii) the British Bankers Association LIBOR Rate, plus 1.75% with respect to Eurodollar rate loans, and must be repaid on or before August 15, 2007. Currently, there are no borrowings outstanding under the Credit Agreement.

          In accordance with the Credit Agreement, borrowings are secured by all assets of the Company and certain of its subsidiaries. The Company is required to maintain the following financial covenants under the Credit Agreement:

          o The ratio of consolidated EBITDA (as defined in the Credit Agreement) to consolidated interest charges (as defined in the Credit Agreement) may not be less than 2.50:1.0 at the end of any fiscal quarter, commencing December 31, 2006; and

          o The ratio of the Company's consolidated funded indebtedness (as defined in the Credit Agreement) to its consolidated EBITDA may not be more than 5.00:1.0 at the end of any fiscal quarter, commencing December 31, 2006.

          The terms of the Credit Agreement, among other things, limit the ability of the Company and its subsidiaries to (i) incur, assume or guarantee additional indebtedness, (ii) pay dividends or repurchase capital stock, (iii) incur liens upon the collateral pledged to the Bank, (iv) sell or otherwise dispose of assets, including capital stock of subsidiaries, (v) merge, consolidate, sell or otherwise dispose of substantially all of the Company's assets and (vi) enter into transactions with affiliates. These covenants are subject to a number of significant exceptions and qualifications. The Credit Agreement provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others: nonpayment, breach of covenants or other agreements in the Credit Agreement, payment defaults or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy, insolvency or reorganization. Generally, if an event of default occurs, the Bank may declare all outstanding indebtedness under the Credit Agreement to be due and payable.

ITEM 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

          On August 11, 2006, the Company repaid all obligations outstanding, other than outstanding letters of credit which were cash collateralized in an amount not to exceed $2,300,000, under the Loan and Security Agreement, dated December 14, 2000, as amended (the "Loan Agreement"), by and among the Company, Citizens Bank of Massachusetts ("Citizens Bank") and the following wholly-owned subsidiaries of the Company: Imaging Automation, Inc., Trans Digital Technologies Corporation and Biometrica Systems, Inc. There were no termination penalties incurred by the Company as a result of the termination. In connection with this repayment, Citizens Bank released its security interests in the Company's assets.


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         The Loan Agreement was a revolving credit facility, which permitted the
Company to borrow up to $25,000,000, subject to certain financial covenants which restricted the amounts permitted to be borrowed. Any amounts borrowed under the Loan Agreement bore interest at the rate of Citizen Bank's prime rate minus 0.25% or the London Interbank Offered Rate (LIBOR) plus 2.5%, at the Company's option, and were required to be repaid on or before May 30, 2007.

         The Loan Agreement was terminated prior to the Company entering into the Credit Agreement referred to in Item 1.01 above.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      As disclosed in the Form 8-K filed on July 18, 2006 by the Company, the Company and Iris Acquisition I Corp., a wholly-owned subsidiary of the Company ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Iridian Technologies, Inc. ("Iridian") on July 14, 2006. The Merger Agreement provided for the acquisition by the Company of all of the outstanding capital stock of Iridian, by way of the merger (the "Merger") of Merger Sub with and into Iridian, upon satisfaction or waiver of certain closing conditions.

      On August 16, 2006, the Merger was consummated, whereupon Iridian became a wholly-owned subsidiary of the Company.

      Pursuant to the Merger Agreement, the Company paid $35 million in cash for Iridian, subject to a post-closing net asset value adjustment, with $2.6 million of the cash being placed in escrow. The escrow fund will be available to compensate the Company for any losses it may incur as a result of any exercise of dissenter's rights by Iridian's shareholders in accordance with the General Corporation Law of the State of Delaware and to compensate the Company for any losses it may incur as a result of any breach of the representations or warranties of Iridian contained in the Merger Agreement.


ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      The information included under Item 1.01 above with respect to the Credit Agreement is incorporated under this Item 2.03.


ITEM 7.01.        REGULATION FD DISCLOSURE.

      On August 16, 2006, the Company issued a press release announcing the closing of the Iridian acquisition, as described in Item 2.01 above. A copy of the press release is furnished herewith as Exhibit 99.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

      Within 71 calendar days after the date that the Iridian closing was required to be reported on Form 8-K, the Company will amend this Form 8-K to include the financial statements and pro forma financial information required pursuant to Regulation S-X.


(d) Exhibits

Exhibit 99.1        Press Release issued August 16, 2006




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 17, 2006
                                        VIISAGE TECHNOLOGY, INC.

                                     By:        /s/ Elliot J. Mark
                                            -----------------------------------
                                            Elliot J. Mark
                                            Senior Vice President and
                                            General Counsel














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                                  EXHIBIT INDEX



Exhibit No.                     Description
-----------                     -----------

Exhibit 99.1        Press Release issued August 16, 2006